Exhibit 99.2

Aldeyra Announces Strategic Prioritization of Late-Stage

Clinical Pipeline in Ocular Disease

•	Plans to Focus on Phase 3 Programs in Allergic Conjunctivitis, Dry Eye Disease, and Proliferative Vitreoretinopathy Expected to Extend Company’s Cash Runway Through the End of 2021

•	Ophthalmology Drug Development Expert James A. Gow, M.D., Named Senior Vice President of Clinical Development

LEXINGTON, Mass., March 12, 2020 – Aldeyra Therapeutics, Inc. (Nasdaq: ALDX) (Aldeyra), today announced strategic prioritization of late-stage ocular disease programs in allergic conjunctivitis, dry eye disease, and proliferative vitreoretinopathy. In conjunction with the strategic prioritization, Aldeyra appointed ophthalmology drug development expert James A. Gow, M.D., as Senior Vice President of Clinical Development.

Aldeyra has elected to place on hold clinical development of topical dermal reproxalap for the treatment of ichthyosis associated with Sjogren-Larsson Syndrome and ADX-1612 for the treatment of post-transplant lymphoproliferative disorder. The initiatives to prioritize Aldeyra’s ocular portfolio are expected to extend the company’s cash runway through the end of 2021.

“Our renewed focus on late-stage ophthalmic programs is expected to enable considerable financial flexibility as we continue to advance novel therapies for conditions with unmet medical need,” stated Todd Brady, M.D., Ph.D., President and CEO of Aldeyra. “Consistent with our strategic prioritization of ocular disease, we are pleased to welcome Dr. Gow, an established leader in the development of ophthalmic therapeutics, as our new Senior Vice President of Clinical Development.”

Prior to joining Aldeyra, Dr. Gow served as Vice President, Global Development Lead for lifitegrast (Xiidra®) on global clinical development projects at Novartis AG. He also served in similar roles at Shire Pharmaceuticals Inc. and at Takeda Pharmaceutical Company Ltd. following Takeda’s acquisition of Shire in January 2019. During his career, Dr. Gow has held leadership positions of increasing responsibility at ISTA Pharmaceuticals (acquired by Bausch and Lomb, Inc.), Bausch and Lomb, Inc. (acquired by Valeant Pharmaceuticals International, Inc., now Bausch Health Companies Inc.), Alcon Research, Ltd., and Inotek Pharmaceuticals Corporation (merged with Rocket Pharmaceuticals, Inc.). He received his M.D. from the University of Manitoba, Winnipeg in Canada.

Aldeyra also announced that David J. Clark, M.D., its former Chief Medical Officer, has transitioned to a consulting role. “On behalf of Aldeyra and our Board of Directors, I would like to thank Dr. Clark for his significant contributions to our company over the past four years,” said Dr. Brady. “Under Dr. Clark’s leadership, Aldeyra has generated positive results from a number of novel and late-stage clinical programs across a variety of clinical indications.”

About Aldeyra Therapeutics

Aldeyra Therapeutics is a biotechnology company devoted to developing and commercializing next-generation medicines to improve the lives of patients with immune-mediated diseases. Aldeyra’s lead investigational drug product candidates are potential first-in-class treatments in development for dry eye disease, allergic conjunctivitis, and proliferative vitreoretinopathy. The company is also developing other product candidates for retinal and systemic inflammatory diseases.

Safe Harbor Statement

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding Aldeyra’s strategy, future operations, future financial position, projected costs and expenses, prospects, plans, and objectives and Aldeyra’s plans and expectations for its product candidates, including plans and expected results of its strategic prioritization, its cash runway and the clinical development or commercial potential of reproxalap and its other product candidates. Aldeyra intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terms such as, but not limited to, “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “anticipate,” “project,” “on track,” “scheduled,” “target,” “design,” “estimate,” “predict,” “potential,” “aim,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. Such forward-looking statements are based upon current expectations that involve risks, changes in circumstances, assumptions and uncertainties. Aldeyra is at an early stage of development and may not ever have any products that generate significant revenue. All of Aldeyra’s development timelines may be subject to adjustment depending on recruitment rate, regulatory review, preclinical and clinical results, and other factors that could delay the initiation or completion of clinical trials. Important factors that could cause actual results to differ materially from those reflected in Aldeyra’s forward-looking statements include, among others, the timing of enrollment, commencement and completion of Aldeyra’s clinical trials, the timing and success of preclinical studies and clinical trials conducted by Aldeyra and its development partners; updated or refined data based on Aldeyra’s continuing review and quality control analysis of clinical data, Aldeyra’s ability to design clinical trials with protocols and endpoints acceptable to applicable regulatory authorities; delay in or failure to obtain regulatory approval of Aldeyra’s product candidates; the ability to maintain regulatory approval of Aldeyra’s product candidates, and the labeling for any approved products; the risk that prior results, such as signals of safety, activity or durability of effect, observed from preclinical or clinical trials, will not be replicated or will not continue in ongoing or future studies or clinical trials involving Aldeyra’s product candidates; the scope, progress, expansion, and costs of developing and commercializing Aldeyra’s product candidates; uncertainty as to Aldeyra’s ability to commercialize (alone or with others) Aldeyra’s product candidates following regulatory approval, if any; the size and growth of the potential markets and pricing for Aldeyra’s product candidates and the ability to serve those markets; Aldeyra’s expectations regarding Aldeyra’s expenses and revenue, the sufficiency or use of Aldeyra’s cash resources and needs for additional financing; political, economic, legal, and social risks that may affect Aldeyra’s business or the global economy; the rate and degree of market acceptance of any of Aldeyra’s product candidates; Aldeyra’s expectations regarding competition; Aldeyra’s anticipated growth strategies; Aldeyra’s ability to attract or retain key personnel; Aldeyra’s limited sales and marketing infrastructure; Aldeyra’s ability to establish and maintain development partnerships; Aldeyra’s ability to successfully integrate acquisitions into its business; Aldeyra’s expectations regarding federal, state and foreign regulatory requirements; regulatory developments in the United States and foreign countries; Aldeyra’s ability to obtain and maintain intellectual property protection for its product candidates; the anticipated trends and challenges in Aldeyra’s business and the market in which it operates; and other factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Aldeyra’s Annual Report on Form 10-K for the year ended December 31, 2018 and Aldeyra’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, which are on file with the Securities and Exchange Commission (SEC) and available on the SEC’s website at www.sec.gov. Additional factors are expected to be set forth in those sections of Aldeyra’s Annual Report on Form 10-K for the year ended December 31, 2019, expected to be filed with the SEC in the first quarter of 2020.

In addition to the risks described above and in Aldeyra’s other filings with the SEC, other unknown or unpredictable factors also could affect Aldeyra’s results. No forward-looking statements can be guaranteed, and actual results may differ materially from such statements. The information in this release is provided only as of the date of this release, and Aldeyra undertakes no obligation to update any forward-looking statements contained in this release on account of new information, future events, or otherwise, except as required by law.

Corporate Contact:	Investor & Media Contact:

David McMullin	Scott Solomon
Aldeyra Therapeutics, Inc.	Sharon Merrill Associates, Inc.
Tel: 781-761-4904 ext. 218	Tel: 617-542-5300
dmcmullin@aldeyra.com	ALDX@investorrelations.com